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                        SYSCOMM INTERNATIONAL CORPORATION
                             1988 STOCK OPTION PLAN

1. PURPOSE; RESTRICTIONS ON AMOUNT AVAILABLE UNDER THE PLAN


         This 1988 Stock Option Plan ("Plan") is intended to encourage stock ownership by employees of ("Corporation"), its divisions and Subsidiary Corporations, so that they may acquire or increase their proprietary interest in the Corporation, and to encourage such employees and directors to remain in the employ of the Corporation, and to put forth maximum efforts for the success of the business. It is further intended that options granted by the Committee pursuant to Section 422A of the Internal Revenue Code of 1986, as thereafter amended, and the regulations issued thereunder ("Code") and options granted by the Committee pursuant to Section 7 of this Plan shall constitute non-qualified stock options ("Non-qualified Stock Options"). Options granted under the Plan ("Options") may be accompanied by either stock appreciation rights ("Rights") or limited stock appreciation rights ("Limited Rights"), or both, as hereinafter set forth.

2. DEFINITIONS

                  As used in this Plan, the following words and phrases shall have the meanings indicated:

                  (a) "DISABILITY" shall mean an Optionee's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

                  (b) "FAIR MARKET VALUE" per share as of a particular date shall mean (i) the closing sales price per share of Common Stock on a national securities exchange for the last preceding date on which there was a sale of such Common Stock on such exchange, or (ii) if the shares of Common Stock are then traded on an over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee in its discretion may determine.

                  (c) "PARENT CORPORATION" shall mean any corporation (other than the Corporation) in an unbroken chain of corporation ending with the employer corporation if, at the time granting an Option, each of the corporation other than the employer corporation owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  (d) "SUBSIDIARY CORPORATION" shall mean any corporation (other than the Corporation) in an unbroken chain of corporation beginning with the employer corporation if, at the time of granting an Option, each of the corporation other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  (e) "TEN PERCENT STOCKHOLDER" shall mean an Optionee who, at the time an Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of its Parent or Subsidiary Corporations.

3. ADMINISTRATION


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                  The plan shall be administered by the Stock Option and
Compensation Committee (the "Committee"), consisting of not less than three members of the Board of Directors of the Corporation (the "Board"), none of whom are or shall have been for at least one year prior to such appointment eligible to participate in the Plan or any other plan of the Corporation or any of its affiliates entitling the participants therein to acquire stock, stock options or stock appreciation rights of the Corporation or any of its affiliates.

                  The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options; to determine which Options shall constitute incentive Stock Options and which Options shall constitute Non-qualified Stock Options; to determine which Options if any) shall be accompanied by Rights or Limited Rights; to determine the purchase price of the shares of Common Stock covered by each Option (the "Option Price"); to determine the persons to whom, and the time or times at which, Options shall be granted; to determine the number of shares to be covered by each Option; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Option Agreements (which need not be identical) entered into in connection with Options granted under the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

                  The Board shall fill all vacancies, however caused, in the Committee. The Board may from time to time appoint additional members to the Committee, and may at any time remove one or more Committee members and substitute others. One member of the Committee shall be selected by the Board as chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at any meeting or by written consent. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.

                  No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option, Right or Limited Right granted hereunder.

4. ELIGIBILITY

                  Options may be granted to employees (including, without limitation, officers and directors who are employees) of the Corporation or its present or future divisions and Subsidiary Corporations. In determining the persons to whom Options shall be granted and the number of shares to be covered by each Option and any accompanying Rights or Limited Rights, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Corporation and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan. A person to whom an Option has been granted hereunder is sometimes referred to herein as an "Optionee".



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                  An Optionee shall be eligible to receive more than one grant of an Option during the term of the Plan, but only on the terms and subject to the restrictions hereinafter set forth.

5. STOCK

                  The stock subject to Options, Rights and Limited Rights hereunder shall be shares of the Corporation's Common Stock, par value of $1.00 per share ("Common Stock"). Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or that may be reacquired by the Corporation. The aggregate number of shares of Common Stock as to which Options, Rights and Limited Rights may be granted from time to time under the Plan shall not exceed 200,000. The limitation established by the preceding sentence shall be subject to adjustment as provided In Section 8(1) hereof.

                  In the event that any outstanding Option under the Plan for any reason expires or is terminated without having been exercised in full or surrendered in full in connection with the exercise of a Right or Limited Right, the shares of Common Stock allocable to the unexercised portion of such Option shall (unless the Plan shall have been terminated) become available for subsequent grants of Options, Rights and Limited Rights under the Plan.

6. INCENTIVE STOCK OPTIONS

                  Options granted pursuant to this Section 6 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 8 hereof.

                  (a) VALUE OF SHARES. The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Common Stock with respect to which Options granted under this Plan and all other plans of the Corporation and any Subsidiary Corporation become exercisable for the first time by an Optionee during any calendar year shall not exceed $100,000.

                  (b) TEN PERCENT STOCKHOLDER. In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, (i) the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Common Stock of the Corporation on the date of grant of such Incentive Stock Option, and (ii) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

7. NON-QUALIFIED STOCK OPTIONS.

                  Options granted pursuant to this Section 7 are intended to constitute Non-qualified Stock Options and shall be subject only to the general terms and conditions specified in Section 8 hereof.

8. TERMS AND CONDITIONS OF OPTIONS.

                  Each Option granted pursuant to the Plan shall be evidenced by a written Option Agreement between the Corporation and the Optionee, which agreement shall comply with and be subject to the following terms and conditions:

                  (a) NUMBER OF SHARES. Each Option Agreement shall state the number of shares of Common Stock to which the Option relates.


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                  (b) TYPE OF OPTION. Each Option Agreement shall specifically identify the portion, if any of the Option which constitutes and Incentive Stock Option and the portion, if any, which constitutes a Non-qualified Stock Option.

                  (c) OPTION PRICE. Each Option Agreement shall state the Option Price, which, in the case of Incentive Stock Options, shall be not less than one hundred percent (100%) of the Fair Market Value of the shares of Common Stock of the Corporation on the date of grant of the Option. The Option Price shall be subject to adjustment as provided in Section 8(1) hereof. The date on which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted.

                  (d) MEDIUM AND TIME OF PAYMENT. The Option Price shall be paid in full, at the time of exercise, in cash or in shares of Common Stock, having a Fair Market Value equal to such Option Price or in a combination of cash and such shares, and may be effected in whole or in part (i) with monies received from the Corporation at the time of exercise as a compensatory cash payment, or
(ii) with monies borrowed from the Corporation pursuant to repayment terms and conditions as shall be determined from time to time by the Committee, in its discretion, separately with respect to each exercise of Options and each Optionee; provided, however, that each such method and time for payment and each such borrowing and terms and conditions of repayment shall be permitted by and be in compliance with applicable law, and provided, further, in the event the Option Price is paid with monies borrowed from the Corporation, such fact shall be noted conspicuously on the certificate for such shares in accordance with applicable law.

                  (e) TERM AND EXERCISE OF OPTIONS. Options shall be exercisable over the exercise period as and at the times and upon the conditions that the Committee may determine, as reflected in the Option Agreement; provided, however, that the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period shall be determined by the Committee; provided, however that in the case of an Incentive Stock Option such exercise period shall not exceed ten (10) years from the date of grant of such Option. The exercise period shall be subject to earlier termination as provided in Sections 8(f) and 8(g) hereof. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Committee; provided, however, that an Option may not be exercised at any one time as to fewer than 100 shares (or such number of shares as to which the Option is then exercisable if such number of shares is less than
100).

                  (f) TERMINATION. Except as provided in this Section 8(f) and in Section 8(g) hereof, an Option may not be exercised unless the Optionee is then in the employ of the Corporation or a division or Subsidiary Corporation thereof (or a corporation or a Parent or Subsidiary Corporation of such corporation issuing or assuming the Option in a transaction to which Section 425(a) of the Code applies), and unless the Optionee has remained continuously so employed since the date of grant of the Option. In the event that the employment of an Optionee shall terminate (other than by reason of death, disability or retirement), all Options of such Optionee that are exercisable at the time of such termination may, unless earlier terminated in accordance with their terms, be exercised within three (3) months after such termination; provided, however, that if the employment of an Optionee shall terminate for cause, all Options theretofore granted to


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such Optionee shall, to the extent not theretofore exercised, terminate forthwith. Nothing in the Plan or in any Option granted pursuant hereto shall confer upon an individual any right to continue in the employ of the Corporation or any of its division or Subsidiary Corporations or interfere in any way with the right of the Corporation or any such division or Subsidiary Corporation to terminate such employment.

                  (g) DEATH, DISABILITY OR RETIREMENT OF OPTIONEE. If an Optionee shall die while employed by the Corporation or a Subsidiary Corporation, or within three (3) months after termination of such Optionee's employment, other than for cause, or if the Optionee's employment shall terminate by reason of Disability or Retirement, all Options theretofore granted to such Optionee (to the extent otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Optionee or by the Optionee's estate or by a person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of the death or Disability of the Optionee, at any time within one year after the date of death, Disability or retirement of the Optionee.

                  (h) NON-TRANSFERABILITY OF OPTIONS. Options granted under the Plan shall not be transferable otherwise than by will or by the laws of descent and distribution, and Options may be exercised, during the lifetime of the Optionee, only by the Optionee or by his guardian or legal representative.

                  (i) EFFECT OF CERTAIN CHANGES. (1) If there is any change in the number of shares of Common Stock through the declaration of stock dividends, or through recapitalization resulting in stock splits or combinations or exchanges of such shares covered by outstanding Options, Rights and Limited Rights, and the price per share of such Options or the applicable market value of Rights or Limited Rights, shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number if issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

                           (2) In the event of the proposed dissolution or
liquidation of the Corporation, in the event of any corporate separation or division, including, but not limited to, split-up, spin-off or spin-off, or in the event of a merger or consolidation of the Corporation with another corporation, the Committee may provide the holder of each Option then exercisable shall have the right to exercise such Option (at its then Option Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation or corporate separation or division, or merger or consolation by a holder of the number of shares of Common Stock for which such Option might have been exercised immediately prior to such dissolution, liquidation, or corporate separation or division, or merger or consolidation; or the Committee may provide, in the alternative, that each Option granted under the Plan shall terminate as of a date to be fixed by the Committee; provided, however, that not less than thirty (30) days' written notice of the date so fixed shall be given to each Optionee. who shall have the right, during the period of thirty (30) days preceding such termination, to exercise the Options as to all or any part of the share of Common Stock covered thereby, including shares as to which such Options would not otherwise be exercisable; provided, further, that failure to provide such notice shall not invalidate or affect the action with respect to which such notice was required.

                           (3) If while unexercised Options remain outstanding
under the Plan:

                                    (i) any corporation, person or other entity
(other than the Corporation) makes a tender or exchange offer for shares of the Corporation's Common Stock pursuant to which purchases are made ("Offer"), or


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                                    (ii) The stockholders of the Corporation
approve a definitive agreement to merge or consolidate the Corporation with or into another corporation or to sell or otherwise dispose of all or substantially all of its assets, or adopt a plan of liquidation, or

                                    (iii) the "beneficial ownership" (as defined
in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") of securities representing more than 30% of the combined voting power of the Corporation is acquired by any "person" as defined in sections 13(d) and 14(d) of the Exchange Act, or

                                    (iv) during any period of two consecutive
years, individuals who at the beginning of such period were members of the Board cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the Corporation's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period).

                  Then from and after the date of the first purchase of Common Stock pursuant to such Offer, or the date of any such stockholder approval or adoption, or the date on which public announcement of the acquisition of such percentage shall have been made, or the date on which the change in the composition of the Board set forth above shall have occurred, whichever is applicable (the applicable date being referred to herein as the "Acceleration Date"), all Options shall be exercisable in full, whether or not otherwise exercisable, but subject, however, to the discretion of the Committee. Following the Acceleration Date, (a) the Committee shall in the case of a merger, consolidation or sale or disposition of assets, promptly make an appropriate adjustment to the number and class of shares of Common Stock available for Options and to the amount and kind of shares or other securities or property receivable upon exercise of any outstanding Options after the effective date of such transaction and the price thereof, and (b) the Committee may, in its discretion, permit the cancellation of outstanding Options in exchange for a cash payment in an amount per share subject to any such Option equal to the amount that would be payable pursuant to Section 10(b) hereof upon exercise of a Limited Right under those circumstances.

                  (4) Paragraphs (2) and (3) of the Section 8(1) shall not apply to a merger or consolidation in which the Corporation is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation into the Corporation in which the Corporation is the surviving corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect parent of the Corporation), property cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Common Stock for which such Option might have been exercised.

                  (5) In the event of a change in the Common Stock of the Corporation as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different


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par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

                  (6) To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive, provided that each Incentive Stock Option granted pursuant to this Plan shall not be adjusted in a manner that causes such option to fail to continue to qualify as an Incentive Stock Option within the meaning of Section 422A of the Code.

                  (7) Except as here-in-before expressly provided In this
Section 8(1), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation; and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassification, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

                  (j) RIGHTS AS STOCKHOLDER. An Optionee or a transferee of an Option shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 8(1) hereof.

                  (k) OTHER PROVISIONS. The Option Agreements authorized under the Plan shall contain such other provisions, including, without limitation, (i) the granting of either Rights of Limited Rights, or both (ii) the imposition of restrictions upon the exercise of an Option, and (iii) in the case of an Incentive Stock Option. The inclusion of any condition not inconsistent with such Option qualifying as an Incentive Stock Option as the Committee shall deem advisable.



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9. STOCK APPRECIATION RIGHTS

                  (a) The Committee shall have the authority to grant Rights to the holder of any Option granted under the Plan (the "Related SAR Option") with respect to all or some of the shares of Stock covered by such Related SAR Option. A Right may be granted either at the time of the grant of the Related SAR Option or any time thereafter during its term (except as otherwise provided in Section 12 hereof). Each Right shall be exercisable only if, and to the extent that, the Related SAR Option is exercisable and, in the case of Rights granted in respect of Incentive Stock Options, only when the Fair Market Value per share of Common Stock exceeds the Option Price per share. Upon the exercise of a Right, the Related SAR Option is exercisable and, in the case of Rights granted in respect of Incentive Stock Options, only when the Fair Market Value per share of Common Stock exceeds the Option Price per share. Upon the exercise of a Right, the Related SAR Option shall cease to be exercisable to the extent of the shares of Common Stock with respect to which such Right is exercised, but shall be considered to have been exercised to that extent for purposes of determining the number of shares available for the grant of further Options, Rights and Limited Rights pursuant to the Plan. Upon the exercise or termination of a Related SAR Option, the Right with respect to such Related SAR Option shall terminate to the extent of the shares of Common Stock with respect to which the Related SAR Option was exercised or terminated.

                  (b) Upon the exercise of a Right, the holder thereof, subject to paragraph (e) of this Section 9, shall be entitled at the holder's election to receive either:

                           (i) That number of shares of Common Stock equal to
the quotient computed by dividing the Spread (as defined in paragraph (c) hereof) by the Fair Market Value per share of Common Stock on the date of exercise of the Right; provided, however, that in lieu of fractional shares, the Corporation shall pay cash equal to the same fraction of the Fair Market Value per share of Common Stock on the date of exercise of the Right, or

                           (ii) an amount in cash equal to the Spread, or

                           (iii) a combination of cash and a number of shares
calculated as provided in clause (a) or this paragraph (b) (after reducing the Spread by such cash amount), plus cash in lieu of any fractional shares as above provided.

                  (c) The term "Spread" as used in this Section 9 shall mean an amount equal to the product computed by multiplying (i) the excess of (A) the Fair Market Value per share of Common Stock on the date the Right is exercised over (B) the Option Price per share at which the Related SAR Option is exercisable, by (ii) the number of shares with respect to which such Right is exercised.

                  (d) The term "Merger Spread" as used in this Section 10 shall mean an amount equal to the product computed by multiplying (i) the excess of
(A) the Merger Price per Share over (B) the Option Price per share of Common Stock at which the Related SAR Option is exercisable, by (ii) the number of shares of Common Stock with respect to which such Limited Right is being exercised.

                  (e) The term "Acquisition Price per Share" as used in this
Section 10 shall mean, with respect to the exercise of any Limited Right by reason of an acquisition of Common Stock described in Section 8(i)(3)(iii), the greater of (i) the highest price per share shown on the Statement of Schedule


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13D or amendment thereto filed by the holder of 30% or more of the Corporation's
Common Stock which gives rise to the exercise of such Limited Right, and (ii) the highest Fair Market Value per share of Common Stock during the sixty-day period ending on the date the Limited Right is exercised.

                  (f) The term "Spread" as used in this Section shall mean, with respect to the exercise of any Limited Right by reason of a change in the composition of the Board described In Section 8(i)(3)(iv), an amount equal to the product computed by multiplying (i) the excess of (A) the highest Fair Market Value per share of Common Stock during the sixty-day period ending on the date the Limited Right is exercised over (B) the Option Price per share of Common Stock of which the Related SAR Option is exercisable, by (ii) the number of shares of Common Stock with respect to which the Limited Right is being exercised.

                  (g) A Limited Right shall not be transferrable except by will or by laws of descent and distribution. During the lifetime of an Optionee, the Limited Right shall be exercisable only by such Optionee or by the Optionee's guardian or legal representative.

                  (h) Each Limited Right shall be granted on such terms and conditions not inconsistent with the Plan as the Committee may determine.

                  (i) To exercise a Limited Right, the Optionee shall (i) give written notice thereof to the Committee in form satisfactory to the Committee specIfying the number of shares of Common Stock with respect to which the Limited Right is being exercised, and (ii) if requested by the Committee, deliver the Option Agreement to the Committee who shall endorse thereon a notation of such exercise and return the Option agreement to the Optionee. The date of exercise of a Limited Right that is validly exercised shall be deemed to be the date on which there shall have been delivered the instruments referred to in the first sentence of this Paragraph (i).

                  (j) The Corporation intends that this Section 10 shall comply with the requirements of the Rule during the term of the Plan. Should any provision of this Section 10 not be necessary to comply with the requirements of the Rule, the Board may amend the Plan to add to or modify the provisions of the Plan accordingly.

10. AGREEMENT BY OPTIONEE REGARDING WITHHOLDING TAXES.

                  If the Committee shall so require, as a condition of exercise, each Optionee shall agree that:

                  (a) no later than the date of exercise of any Option, Right or Limited Right granted hereunder, the Optionee will pay to the Corporation or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the exercise of such Option, Right or Limited Right, and

                  (b) the Corporation shall, to the extent permitted or required by law, have the right to deduct federal, state and local taxes of any kind required by law to be withheld upon the exercise of such Option, Right or Limited Right from any payment of any kind otherwise due to the Optionee.



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11. TERM OF PLAN.

                  Options, Rights and Limited Rights may be granted pursuant to the Plan from time to time within a period of ten (10) years from the date the Plan is adopted by the Board, or the date the Plan is approved by the stockholders of the Corporation, whichever is earlier.

12. AMENDMENT AND TERMINATION OF THE PLAN.

                  The Board at any time and from time to time may suspend, terminate, modify or amend the Plan; provided, however, that any amendment that would materially increase the aggregate number of shares of Common Stock as to which Options, Rights and Limited Rights may be granted under the Plan or materially increase the benefits accruing to participants under the Plan or materially modify the requirements as to eligibility for participation in the Plan shall be subject to the approval of the holders of a majority of the Common Stock issued and outstanding, except that any such increase or modification that may result from adjustments authorized by Section 8(i) hereof shall not require such approval. Except as provided in Section 8 hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any Option, Right or Limited Right previously granted, unless the written consent of the Optionee is obtained.

13. APPROVAL OF STOCKHOLDERS.

                  The Plan shall take effect upon its adoption by the Board of Directors but shall be subject to the approval of the holders of a majority of the issued and outstanding shares of Common Stock of the Corporation, which approval must occur within twelve months after the date the Plan is adopted by the Board.

14. EFFECT OF HEADINGS.

                  The section and subsection headings contained herein are for convenience only and shall not affect the construction hereof.




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